SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is December 27, 2019.

For Certain MFS® Funds

Effective March 2, 2020, the first paragraph in the sub-section entitled "How to Redeem Shares" under the main heading entitled "How to Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:
Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form, minus any applicable CDSC and/or other fees. A redemption of shares by an MFS fund is treated as received by the fund when the MFS fund receives the redemption order in proper form to be allocated to the fund. Your financial intermediary is responsible for transmitting your redemption order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of redemption; contact MFSC if you have questions about your particular circumstances.

Effective March 2, 2020, the following is added to the sub-section entitled "How to Redeem Shares" under the main heading entitled "How to Purchase, Redeem, and Exchange Shares":
If you recently purchased shares and subsequently request a redemption, redemption proceeds (other than in an exchange) for the shares you recently purchased will generally be delayed until money from such purchases sufficient to cover your redemption has been received and collected.  Receiving and collecting payment can take up to seven business days after a purchase.  You can avoid this delay by purchasing shares by wire transfer.

Effective January 1, 2020, the sub-section entitled "Unclaimed Accounts and Uncashed Checks" under the sub-heading entitled "Other Considerations" under the main heading entitled "How to Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:
Unclaimed Accounts and Uncashed Checks. If your account has no activity for a certain period of time and/or mail sent to you on behalf of the fund is returned by the post office, the fund may be required to transfer your account and any assets related to uncashed checks to the appropriate state under the state's abandoned property laws. To avoid such action, it is important to keep your account address up to date and periodically communicate with the fund, MFSC, or your financial intermediary. When a traditional IRA account is transferred to a state as abandoned property, the Internal Revenue Service considers the transfer a taxable distribution subject to federal income tax withholding and reporting.  The fund and MFSC will not be liable to shareholders or their representatives for good faith compliance with abandoned property laws.

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